UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 25, 2005	000-31267
Date of Report (Date of earliest event reported)	Commission File Number

IWT TESORO CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	91-2048019
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

191 Post Road West, Suite 10, Westport, CT  06880

(Address of Principal Executive Offices) (Zip Code)

(203) 271-2770

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirements of the registration under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFR 240.13e-4(  c))

Section 1.01.           Entry into a Material Definitive Agreement

On August 25, 2005, IWT Tesoro Corporation, along with its wholly owned subsidiary, International Wholesale Tile, Inc., closed a $5.0 million secured term note from Laurus Master Fund. Ltd.  Net proceeds from the financing are to be used for working capital.  As part of the financing, Tesoro paid Laurus Capital Management, LLC. Laurus’ manager, a closing payment of $195,000, plus due diligence and legal expenses.

The investment, which takes the form of a secured term note, secured by substantially all of the assets of Tesoro and of International Wholesale Tile, both borrowers, has a three-year term and bears interest at a rate of prime plus 1.5% per annum.  In connection with the financing, Tesoro will issue Laurus a common stock purchase warrant to purchase up to 511,883 shares of Tesoro’s common stock at $3.15 per share.   Portions of the note may be converted into common stock at a conversion price of $2.74 per share, which was 105% of the average trading price of Tesoro common stock through August 24, , 2005.

The following describes certain of the material terms of the financing transaction with Laurus.  The described below is not a complete description of the material terms of the financing transaction and is qualified in its entirety by reference to the agreements entered into in connection with the financing that are included as exhibits to this Current Report on Form 8-K.

Maturity Date:	August 25, 2008

Payment of Interest and Principal:	Principal and Accrued interest will be paid on the maturity date, if not sooner.

Warrant Terms:	The Company has agreed to issue Laurus a five year warrant to purchase up to 511,883 shares of common stock at an exercise price of $3.15 per share. Laurus must exercise the warrant for cash.

Option Terms:

The Company has agreed to issue Laurus a five year option to purchase up to 1,170,110 shares of common stock at an exercise price of $.001 per share. The warrant must be exercised by Laurus for cash, but are subject to a lock-up through August 25, 2006.

Security for the Note:	The Notes is secured by a lien on substantially all of the assets of the Company and its subsidiaries, subject to a first priority lien of the Company’s primary financial lender.

Conversion of Underlying Stock

Laurus has agreed that it will not convert the Note or exercise any warrants or options into shares of Tesoro’s common stock in amounts that would cause Laurus’ aggregate beneficial ownership of Tesoro’s common stock to exceed 4.99% at any given time (or 19.199% without stockholder approval)

Registration Rights

The Company expects to file a registration statement to register the shares underlying the Note (1,094,891 shares), the Warrants (511,883 shares) and Options (1,170,110 shares) within 30 days and will respond to any Securities and Exchange Commission comments within 15 days after receiving such comments.  The total number of shares to be registered is 2,776,884.

Use of Proceeds	The proceeds will be used for working capital.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 of this current Report on form 8-K, which item is incorporated herein by reference, for a description of the terms of the financing transaction that included the issuance of a secured term note in the amount of $5.0 million.

Item 3.02  Unregistered Sales of Equity Securities.

See Item 1.01 of this current Report on form 8-K, which item is incorporated herein by reference, for a description of the terms of the financing transaction that included the issuance of a secured term note in the amount of $5.0 million, a warrant to purchase up to 511,883 shares of common stock at $3.15 per share, and options to purchase up to 1,170,110 shares of common stock at $.001 per share.  In connection with the sale, Laurus has been provided with and had the opportunity to review documents, including financial, and ask questions about the Company.  Laurus is an accredited investor.  The sale of the unregistered securities was issued pursuant to Rule 506 of Regulation D and Section 4.2 of the Securities Act of 1933, as amended.  The Company intends to file a registration statement to register the shares of common stock underlying the warrants, the options and shares into which the note may be converted.

Item 9.01  Financial Statements and Exhibits.

Set forth below is a list of Exhibits included as part of this Current Report.

10.17                     Form of Security Agreement dated as of August 25, 2005, by and between IWT Tesoro Corporation and International Wholesale Tile, Inc., on the one hand, and Laurus Master Fund Ltd., on the other hand (without exhibits).

10.18                     Form of Secured Term Note, dated as of August 25, 2005, by Tesoro and IWT in favor of Laurus Master Fund, Ltd.

10.19                     Form of Subsidiary Guaranty, dated as of August 25, 2005, by the Tesoro’s subsidiaries in favor of Laurus Master Fund.

10.20                     Form of Common Stock Purchase Warrant, by Tesoro in favor of Laurus Master Fund., Ltd. dated August 25, 2005.

10.21                     Form of Funds Escrow Agreement dated August 25, 2005.

10.22                     Form of Subsidiary Security Agreement dated August 25, 2005.

Statements made in this Current Report may contain “forward-looking statements” and are not historical facts.  For example, statements regarding our financial position, business strategy and other plans and objectives for future operations, and assumptions and predictions about future demand for our services and products, supply, costs, marketing and pricing factors are all forward-looking statements. When we use words like “intend,” “would”, “anticipate,” “believe,” “estimate,” “plan” or “expect” or the negative of these terms and similar expressions we are making forward-looking statements.  You should be aware that these forward-looking statements are subject to risks and uncertainties.  Additionally, our forward-looking statements speak only as of the date of this report.  Other than as required by law, we undertake no obligation to update or revise these statements, whether as a result of new information, future events or otherwise.  New factors emerge from time to time that may cause our business not to develop as we expect, and it is not possible for us to predict all of them.  Factors that may cause our actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by the forward-looking statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 25, 2005	IWT TESORO CORPORATION

/s/ Henry J. Boucher, Jr., President
By: Henry J. Boucher, Jr., President